©2025 SEI SEI Investments William Blair Growth Stock Conference June 5, 2025

©2025 SEI Safe Harbor Statement This presentation contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward- looking statements by terminology, such as "may," "will," "expect," "believe," ”remain” and "continue" or "appear." Our forward-looking statements include our current expectations as to: • our ability to maintain our sales momentum; • how we are reshaping our operating model, deepening client engagement and relationships, strengthening our talent, and sharpening our strategic vision, if at all; • the evolution of our go-to-market strategy; • our ability to serve the world’s most sophisticated institutional, wealth, and asset management organizations; • our strategic priorities and our ability to execute against these priorities; • the strength of our position to address current and future uncertainties; • the impacts of market uncertainty; • our investment priorities; • our ability to deliver sustained, long-term growth and shareholder value; • the demand for our products and services; • the headwinds that may affect our businesses; • the opportunities available to us for growth and to gain share in the markets in which we currently, and seek to, participate; • the performance of our various businesses, including the margins and profitability of such businesses and the events that may affect the margins, profitability and growth prospects of these businesses; • The drivers of future revenue, margin and earnings growth; • the benefits, if any, that we or our clients may derive from acquired assets; • the strength and elements of our balance sheet; • the strength of our pipelines and the momentum that each may have; • our run rate and the stability of the elements of that run rate; • the resiliency of our business; and • the market dynamics affecting our businesses. You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission. Past performance does not guarantee future results. William Blair Growth Stock Conference JUNE 2025 2

©2025 SEI INVESTMENT MANAGERS PRIVATE BANKING INSTITUTIONAL INVESTORS INVESTMENT ADVISORS CONSOLIDATED SEI Technology & operations $1,171M Asset management $853M Example clients: Example competitors: Reconciliations and end notes are provided at the end of the presentation % of Total SEI revenue in 2024 12% 20%6% 33% 18% 3% Serving the financial services industry. William Blair Growth Stock Conference JUNE 2025 3

©2025 SEI $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 Source: FactSet The first 20 years. Value of $100 invested at March 1981 William Blair Growth Stock Conference JUNE 2025 4

©2025 SEI 1968 1980 1990 2000 Regions Markets Core Capabilities Technology & Investment Operations Tech, Operations, and Asset Management 2010 United States Canada EMEA, AsiaIreland U.K. 2020 Expanding capabilities and market reach. Banks Institutional Investors Advisors Investment Managers William Blair Growth Stock Conference JUNE 2025 5

©2025 SEI $0 $40 $80 $120 $160 $200 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 The new millennium. Value of $100 invested at January 2001 William Blair Growth Stock Conference JUNE 2025 6 Source: FactSet

©2025 SEI $0 $20 $40 $60 $80 2015 2016 2017 2018 2019 2020 2021 2022 The hangover period: Rangebound. SEI share price William Blair Growth Stock Conference JUNE 2025 7 Source: FactSet

©2025 SEI SEI names successor to founder Al West as CEO SEI picks next CEO After 54 years, founder Al West picks a successor for SEI, the Pa. company that keeps Wall Street running New leadership. 8William Blair Growth Stock Conference JUNE 2025

©2025 SEI $30 $50 $70 $90 Jan 2022 Jul 2022 Jan 2023 Jul 2023 Jan 2024 Jul 2024 Jan 2025 Encouraging progress. SEI share price William Blair Growth Stock Conference JUNE 2025 9 Source: FactSet

©2025 SEI Ryan Hicke CEO 3 years in role 27 years with SEI Sandy Ewing Head of Family Office Services 3 years in role 30 years with SEI Sean Denham CFO & COO 1 year in role 1 year with SEI Jay Cipriano Head of Enterprise Growth Initiatives 2 years in role 26 years with SEI Michael Lane Head of Asset Management 1 year in role 1 year with SEI Paul Klauder Head of Business Development & Client Service 2 years in role 32 years with SEI Phil McCabe Head of Investment Managers business 7 years in role 36 years with SEI Sneha Shah Head of New Business Ventures 2 years in role 2 years with SEI Sanjay Sharma Head of Private Banking business 3 years in role 17 years with SEI Michael Peterson General Counsel 7 years in role 7 years with SEI Leadership: Deep industry experience and fresh perspectives. William Blair Growth Stock Conference JUNE 2025 10

©2025 SEI -$40 $40 $120 $200 2022 Q1 '25 TTM $68 $153 21.0% 23.0% 25.0% 27.0% 2022 Q1 '25 TTM 23.9% 26.9% $1.00 $3.00 $5.00 2022 Q1 '25 TTM $2.97* $4.60 Sales Events ($M) +125% Margins +300bps EPS +55% Share Price +46% Measurable impact. Improvements driven by enhanced client engagement, refreshed business leadership and clarity of vision William Blair Growth Stock Conference JUNE 2025 11 $15 $40 $65 $90 Dec. 31 2022 Current $58 $85 * 2022 excludes 1x client termination fee – see slide 14 for reconciliation

©2025 SEI Expand Asset Management focus. Expand asset management businesses well beyond current market niches Shared support functions and AI enablement to drive cost leverage and margin enhancement Unlock cross-selling and underpenetrated market opportunities Leverage Investment Managers alternatives strength across enterprise, including SEI AccessTM Deploy excess capital into opportunities well above SEI’s cost of capital Capitalize on alts momentum. Operational excellence. Enterprise mindset. Disciplined capital allocation. William Blair Growth Stock Conference JUNE 2025 12 Drivers of future revenue, margin, and earnings growth.

©2025 SEI $711 $0 $10,570 Cash Long-Term Debt Market Capitalization $193 $649 $62 $123 Q1 '25 TTM Q1 '25 Buybacks Dividends Capital returned to shareholders ($M) Liquidity and capitalization ($M) Capital allocation, liquidity, and capitalization. William Blair Growth Stock Conference JUNE 2025 13

Reconciliation

Slide 3: The following tables provide additional information pertaining to our revenues disaggregated by major product line for each of the Company's business segments for the year-to-date December 31, 2024. $ in '000.

	Investment Managers	Investment Advisors	Institutional Investors	Private Banks	Investments in New Business	Total
Investment management fees from pooled investment products	363	233,992	48,215	133,210	1,721	417,501
Investment management fees from investment management agreements	-	197,638	215,464	4,302	18,513	435,917
Asset Management Revenue	363	431,630	263,679	137,512	20,234	853,418
Investment operations fees	691,953	51,550	12	2,270	4,207	749,992
Investment processing fees - PaaS	5,042	5,570	1,631	290,825	34	303,102
Investment processing fees - SaaS	19	335	8,172	87,938	21,168	117,632
Investment Technology & Operations	697,014	57,455	9,815	381,033	25,409	1,170,726
Professional services fees	3,572	-	-	19,747	3,299	26,618
Account fees and other	27,441	20,323	12,229	3,122	11,274	74,389
Other revenue	31,013	20,323	12,229	22,869	14,573	101,007
Total Revenues	$ 728,390	$ 509,408	$ 285,723	$ 541,414	$ 60,216	$2,125,151

Slide 11: Reconciliation of GAAP diluted EPS in fiscal 2022 to adjusted metric excluding a client termination fee. All amounts in millions except per-share data.

	Full Year 2022
Net Income	475.5
Diluted Shares	137.4
Diluted Earnings Per Share	$3.46
Adjustment: early termination fee	
Early termination fee	-88.0
Direct costs: early termination fee	1.9
Tax impact of early termination fee	18.9
Net income impact	-67.2
GAAP Diluted EPS impact	-$0.49
Diluted EPS excluding early termination fee	$2.97

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William Blair Growth Stock Conference JUNE 2025

©2025 SEI

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